Exhibit 10.1

EIGHTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT, dated as of February 12, 2009 (this “Amendment”), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation (the “Borrower”), certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its capacity as agent for the Lenders (“Agent”).

BACKGROUND

          A.          Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

          B.          The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

AGREEMENT

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1.    DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2.    AMENDMENTS. Annex G of the Credit Agreement is hereby amended and restated as of the Amendment Effective Date by amending and restating clauses (a), and (b), in their entirety and substituting in lieu thereof the following new clauses (a), and (b):

          “(a) Maximum Capital Expenditures. For the period commencing on January 1, 2009 and ending on March 1, 2009, Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures that exceed $100,000 in the aggregate during such period.

          (b) Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of each period set forth below, a Fixed Charge Coverage Ratio of not less than the following:

(i) 1.05:1.00 for the Fiscal Quarter ending June 30, 2008;

(ii) 1.05:1.00 for the period of two (2) consecutive Fiscal Quarters ending September 30, 2008;

(iii) 1.00:1.00 for the period of three (3) consecutive Fiscal Quarters ending December 31, 2008;

(iv) 1.05:1.00 for each period of four (4) consecutive Fiscal Quarters ending March 31, 2009;

(v) 1.10:1.00 for each period of four (4) consecutive Fiscal Quarters ending thereafter.”

          SECTION 3.    OTHER AGREEMENTS. In connection with the foregoing Amendments, the Borrower, the Lenders and the Agent hereby agree to the following:

                    (a)       Notwithstanding anything to the contrary contained in the Seventh Amendment to the Second Lien Credit Agreement dated as of December 31, 2008 (the “Seventh Amendment”) between the Borrower, the Lenders and the Agent, during the period commencing on the Amendment Effective Date and ending on March 1, 2009, and provided that no Default or Event of Default has occurred Agent and the Lenders agree to waive the requirements set forth in (x) clause (c) of Annex G of the Credit Agreement solely for purposes of determining compliance with Section 6.10 of the Credit Agreement during such period and (y) Section 8.1(n) of the Credit Agreement.

                    (b)      Agent and the Lenders hereby consent as of the Amendment Effective Date to the amendment to the First Lien Credit Agreement pursuant to the Ninth Amendment thereto in the form attached as Exhibit A (the “First Lien Credit Agreement Ninth Amendment”).

         SECTION 4.    REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, each Credit Party makes the following representations and warranties to the Agent and the Lenders:

          (a)       The execution, delivery and performance of this Amendment by the Credit Parties: (a) is within the Credit Parties’ organizational power, (b) has been duly authorized by all necessary or proper corporate and shareholder action, (c) does not contravene any provision of the any Credit Party’s charter or bylaws or equivalent organizational documents, (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound, (f) does not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Agent pursuant to the Loan Documents, and (g) does not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

          (c)       This Amendment constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment except as referenced in Section 3 of the Seventh Amendment.

          (e)          No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (a) which challenges any Credit Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment or any other Loan Document, or the validity or enforceability of this Amendment or any other Loan Document or any action taken under this Amendment or any other Loan Document or (b) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of the Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          (f)           The representations and warranties of the Credit Parties contained in the Credit Agreement and each other Loan Document are true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date was true as of such date.

          SECTION 5.    CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the date that Borrower, Agent and the Requisite Lenders shall have executed and delivered this Amendment; provided that Sections 2 and 3 hereof shall not become effective until the date (the “Amendment Effective Date”) when the following additional conditions have also been satisfied:

                    (a)         The Borrower shall have paid to the Agent for the benefit of the Lenders all fees and expenses currently due and payable under this Amendment or the Credit Agreement.

                    (b)         The First Lien Credit Agreement Ninth Amendment shall have been duly executed and delivered by the parties thereto and shall have become effective in accordance with the terms thereof and Agent shall have received a complete and correct copy of the First Lien Credit Agreement Ninth Amendment.

          SECTION 6.    COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          SECTION 7.    OUTSTANDING INDEBTEDNESS; WAIVER OF CLAIMS. Each of Borrower and the other Credit Parties hereby acknowledges and agrees that as of February 12, 2009, the aggregate outstanding principal amount of the Term B Loan is $19,350,261.43, and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and each other Credit Party hereby waives, releases, remises and forever discharges Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the date hereof; provided, that neither Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to Agent’s or any Lender’s gross negligence or willful misconduct.

          SECTION 8.    REAFFIRMATION OF GUARANTIES AND LOAN DOCUMENTS. Each Credit Party hereby: (a) consents to and approves all of the terms of this Amendment, (b) reaffirms all of its covenants, agreements, guaranties, indebtedness, liabilities and obligations under the Loan Documents to which it is a party; (c) agrees that the Loan Documents to which it is a party shall and do remain in full force and effect; and (d) agrees that the Loan Documents to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of the Loan Documents to which it is a party and that such obligations shall not be discharged or affected by any modification, extension, renewal or amendment of the terms of the Credit Agreement or the other Loan Documents. Each Credit Party (other than the Borrower) acknowledges and agrees that although it has been informed of the matters set forth herein and has agreed to the same, the Agent and Lenders have no obligation to inform such Credit Party of such matters in the future or seek the agreement or acknowledgment of such Credit Party to future amendments or waivers of the terms of the Loan Documents, and nothing herein shall create such a duty.

          SECTION 9.    REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                    (a)       On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Amendment.

                    (b)       The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)      Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

                    (d)       This Amendment shall constitute a Loan Document under the Credit Agreement.

          SECTION 10.    EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          SECTION 11.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTCS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE BORROWER HEREBY CONSENTS AND AGREES THAT THE

STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT; PROVIDED, THAT AGENT, LENDERS AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          SECTION 12.    HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By: /s/ Gerald P. Simone

Name:	Gerald P. Simone

Title:	SVP Accounting & Finance

BUTLER INTERNATIONAL, INC.
BUTLER SERVICES INTERNATIONAL, INC.
BUTLER TELECOM, INC.
BUTLER PUBLISHING, INC.
BUTLER OF NEW JERSEY REALTY CORP.
BUTLER SERVICES, INC.
BUTLER UTILITY SERVICE, INC.
BUTLER RESOURCES, LLC

By: /s/ Gerald P. Simone

Name:	Gerald P. Simone

Title:	SVP Accounting & Finance

MONROE CAPITAL MANAGEMENT
ADVISORS LLC, in its individual capacity and as Agent

By: /s/ Alex Franky

Name:	Alex Franky

Title:	Vice President

Signature Page to Eighth Amendment

GARRISON FUNDING 2008-1 LTD.

By: /s/ Joseph Tansey

Name:	JOSEPH TANSEY

Title:	PRESIDENT

MC FUNDING, LTD.
By: Monroe Capital Management, LLC, as Collateral Manager

By: /s/ Alex Franky

Name:	Alex Franky

Title:	Vice President

Signature Page to Eighth Amendment

EXHIBIT A

NINTH AMENDMENT AND CONSENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT